SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2002


                          PRIMESOURCE HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in its Charter)


     MASSACHUSETTS                    1-14961                    04-2741310
(State of Other Jurisdiction      (Commission File           (I.R.S. Employer
 of Incorporation)                  Number)                  Identification No.)



                 3700 E. Columbia Street, Tucson, Arizona 85714
               (Address of Principal Executive Offices) (Zip Code)

                                 (520) 512-1100
               Registrant's Telephone Number, including area code

Item 5.  Other Events.

     On November 15, 2002, PrimeSource Healthcare, Inc. (the "Company"), issued and sold (the "Second Additional Closing") 10,891 shares of its Series G Convertible Redeemable Preferred Stock, no par value, for an aggregate consideration of $348,485, pursuant to the Purchase Agreement, dated as of August 6, 2002 (the "Purchase Agreement"), by and among the Company and the Initial Purchasers named in Schedule I thereto. In connection with the Second Additional Closing, the Initial Purchasers waived the Minimum Cash and Availability requirement set forth in the Purchase Agreement.

     The Purchase Agreement, which the Company previously filed as an exhibit to its Form 8-K, dated as of August 8, 2002, is hereby incorporated herein by this reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRIMESOURCE HEALTHCARE, INC.



                                       By:    /s/  Shaun McMeans
                                              -----------------------------
                                       Name:   Shaun McMeans
                                       Title:  Chief Financial Officer,
                                               Chief Operating Officer and Clerk



DATED:  November 19, 2002